Exhibit 99.1

TAGLICH BROTHERS CONFERENCE September 2021 1 TAGLICH BROTHERS INVESTMENT CONFERENCE September 2021

SAFE HARBOR STATEMENT 2 Except for the historical information contained herein, the matters discussed in this presentation contain forward - looking statements . The accuracy of these statements is subject to significant risks and uncertainties . Actual results could differ materially from those contained in the forward - looking statements . See the Company’s SEC filings on Forms 10 - K and 10 - Q for important information about the Company and related risks . EBITDA is used as a supplemental liquidity measure because management finds it useful to understand and evaluate results, excluding the impact of non - cash depreciation and amortization charges, stock based compensation expenses, and nonrecurring expenses and outlays, prior to consideration of the impact of other potential sources and uses of cash, such as working capital items . This calculation may differ in method of calculation from similarly titled measures used by other companies .

2 Facilities 150,000 Square Feet 205 80% Military BARKHAMSTED, CT » Jet Engine Components » Ground Power Turbines » Helicopter Assemblies » Special Processes – New Initiative! BAY SHORE, NY » Landing & Arresting Gear » Flight Safety Controls » Aircraft Structural Assemblies » Helicopter Assemblies Locations & Competencies

Why Invest in Air Industries Group 4 Improving Operational Performance » Improved on - time performance with customers » Integration of Long Island / Connecticut facilities Defense Centric » Largely sheltered from the commercial aviation storm Important and Stable Aircraft Platforms » 80% of revenue from 5 aircraft platforms that are stable and important to national defense Growing Backlog of Orders » Backlog has increased by $ 4.3 million or 5% since December » $ 6 Million in orders from a new customer Capital Investment Fueling Growth » Over $ 4M invested in 2020, $ 2.5M planned for 2021 » $ 5M Budgeted for 2022 & 2023 » Capital Investment focused on new initiative to vertically integrate product processing to eliminate bottle - necks and accelerate deliveries

Q2 – 2021 v Q2 – 2020: » Revenue increased by $ 7 million » Gross Profit increased by $ 2 million » Gross Margin increased by 10 percentage points to 17% of sales » “Contribution Margin” of 29% of increased revenue » Ebitda Margin of 10% of sales versus a loss in 2020 Further increases in sales should result in disproportionately increasing earnings and EBITDA 5 Earnings Leverage » Earnings, Gross Margin & EBITDA are Highly Correlated with Revenue Why Invest in Air Industries Group

The Aerospace Industry 6 The Aerospace Industry is arranged in Tiers – with products becoming increasing complex for ultimate delivery to Original Equipment Manufacturers. Air Industries’ business is primarily Tier One and Two. Nose Landing Gear for E2 - D Naval Aircraft

Sales by Customer 7 Air Industries Group’s five largest customers comprise approximately 90% of sales. Sales to all have been very stable for the 18 months ended June 2021. 32% 37% 30% 27% 13% 14% 6% 6% 6% 7% 13% 10% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 2020 6 - MOS 2021 Sales by Customer as a Percent of total Goodrich Sikorsky US Military Direct General Electric Rohr All other

A Balance of Legacy & New Aircraft Platforms 8 Sikorsky UH - 60 (S - 70 ) Blackhawk : US Army workhorse helicopter . 4 , 000 produced, In production for over 40 - years and will continue for at least five years, perhaps longer . Operated by nearly 25 countries worldwide . Current fleet continuing in operation for decades . US Navy F - 18 Hornet : Sole fighter aircraft for carrier based operations . Over 600 have been produced . Also operated by seven other countries, notably Australia and Finland . To be replaced by F - 35 eventually . Only one of eleven aircraft carriers have been converted as of 2021 . A balanced portfolio of five aircraft platforms account for 80 % of our business . These platforms include legacy aircraft that generate after - market replacement demand ; and with new aircraft generating at, or near, full production demand, the Company has a balanced book of business .

A Balance of Legacy & New Aircraft Platforms 9 Northrop Grumman E 2 - D : Primary Naval Battle Management / Command & Control aircraft . Vital for aircraft carrier operations . “D” versions in Full Rate Production now to replace all older “C” versions in service . Also operated by 7 foreign militaries – notably Japan to counter China threat . Lockheed Martin F - 35 Lightning II : Sole replacement fighter aircraft for US Navy, Marines & Air Force . Eight “partner” countries and six other foreign military sales customers . Nearly 3 , 000 projected to by built with full rate production just now beginning . Air Industries has been supplier since inception . Pratt & Whitney Geared Turbo Fan : Next Gen jet engine . Air Industries produces structural component that operates thrust reversers . Primary commercial aviation product – used on popular A 220 and Embraer aircraft . These smaller aircraft are in high demand from airlines to match changed consumer demand

Five Aircraft Platforms – 80% of the Business 10 32% 29% 15% 20% 14% 17% 11% 9% 7% 8% 20% 18% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 2020 6 - MOS 2021 Sales by Aircraft Platform BlackHawk F-35 F-18 E2-D GTF All other

Bookings & Backlog: 11 Backlog: Air Industries’ 18 - month backlog, which represents firm purchase orders from customers declined during 2020 as Covid disrupted customer’s production and thus ordering of new product. During the six months ended June 2021 conditions returned to normal and backlog increased by $ 4.3 million or 5%. Bookings: Bookings of new orders have remained strong, at or above the industry standard Book - to - Bill ratio of 120% of sales. 68,477 66,118 68,374 60,931 62,162 73,788 128% 136% 141% 123% 123% 129% 50% 70% 90% 110% 130% 150% 20,000 30,000 40,000 50,000 60,000 70,000 80,000 90,000 100,000 Q1 -2020 Q2 -2020 Q3-2020 Q4 -2020 Q1 - 2021 Q2 -2021 Bookings Book to Bill

Significant Capital Investment for Growth 12 - 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 4,500 2017 2018 2019 2020 TTM 06-21 2021 (P) Capital Investments (000's) 15.1% 14.4% 10.1% 39.6% 46.8% 0% 10% 20% 30% 40% 50% 60% 2017 2018 2019 2020 TTM 06-21 Capital Investment as a Percent of Net PP&E In 2020 and continuing in 2021, Air Industries has made significant investments in modern, state - of - the - art, machining centers. This new equipment represents a net expansion of capacity as existing machines were relocated, remaining in production. During 2020, the investment of approximately $ 3.8 million represented nearly 40% of the existing book value of Property, Plant & Equipment. In 2021 we are projecting investing an additional $ 2.5 million in new equipment in both our Long Island and Connecticut operations.

Sales – Trailing Twelve Months – June 2021 13 Air Industries sales have rebounded from the Covid trough of 2020, returning to, and exceeding pre - pandemic levels. Sales for the twelve months ended June 2021 were $ 57 million exceeding calendar year 2019 by $ 2.7 million or 5%. 40,000 42,000 44,000 46,000 48,000 50,000 52,000 54,000 56,000 58,000 60,000 Dec-19 Mar-20 Jun-20 Sep-20 Dec-20 Mar-21 Jun-21 Sales 54,572 53,637 48,762 48,424 49,586 50,355 57,316 Trailing 12 - Month Sales

Gross Profit – Operating Costs – Operating Income Covid began to affect sales and gross profit in Q 2 - 2020 with gross profit impairment continuing for three quarters . Operating costs remain well contained . Operating Income was positive pre - Covid and returned to profit for the twelve months ended June 30 , 2021 14 December-19 March-20 Jnne 20 September-20 December-20 March-21 June-21 Gross Profit 9,142 9,049 7,472 6,165 6,512 6,128 8,117 Operating Costs 8,814 8,739 8,673 8,761 7,951 7,459 7,716 Operating Profit 328 310 (1,201) (2,596) (1,439) (1,331) 401 (3,000) (2,500) (2,000) (1,500) (1,000) (500) - 500 1,000 - 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 9,000 10,000 Gross Profit - Operating Costs - Operating Income: TTM

Debt to Equity & Debt to Ebitda Ratios 15 Air Industries’ improved performance has improved debt to equity, and Ebitda to debt ratios. While debt has remained constant, convertible subordinated debt has been reduced, while our Bank term loan used finance new equipment purchases was increased but at a much lower interest rate. 2018 2019 2020 TTM 06-21 Debt to Equity 2.28 2.54 1.81 1.51 Debt to Ebitda 40.89 13.94 4.31 3.52 - 5.0 10.0 15.0 20.0 25.0 30.0 35.0 40.0 45.0 - 0.50 1.00 1.50 2.00 2.50 3.00 3.50 4.00 4.50 5.00 Debt to EBITDA Debt to Equity Debt / Equity / Ebitda Multiples

16 THANK YOU FOR YOUR ATTENTION QUESTIONS ?